united states
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 18, 2013
(Date of earliest event reported)

VITACOST.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34468 (Commission File No.)	37-1333024 (IRS Employer Identification No.)

5400 Broken Sound Blvd. NW – Suite 500

Boca Raton, Florida 33487-3521
(Address of Principal Executive Offices)

(561) 982-4180
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE - This Form 8-K/A Amendment No. 1 is being filed solely to correct the Item number of the disclosure filed in Form 8-K earlier on February 20, 2013 (from Item 8.01 to Item 5.02).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert “Bert” Wegner, Chief Operating Officer of Vitacost.com, Inc. (the “Company”), will leave the Company effective February 28, 2013. Mr. Wegner’s departure does not involve any disagreement with the Company. Subject to receipt by the Company of an unconditional release and any amounts owed by Mr. Wegner to the Company, Mr. Wegner will be entitled to receive a severance payment of $125,000.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1 Press Release dated February 20, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2013

VITACOST.COM, INC.

By:	/s/ Mary L. Marbach
Name: Mary L. Marbach Title: Chief Legal Officer and Corporate Secretary